UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 17, 2009


                          Willis Group Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)

         001-16503                                      98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
                            London EC3M 7DQ, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Willis Group Holdings Limited ("Willis") is in discussions regarding the potential sale of a portion of its interests in French insurance broker Gras Savoye & Cie. Willis currently controls just under 50% of the voting rights in Gras Savoye & Cie. No definitive agreement with respect to any sale has been reached or entered into by Willis.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIS GROUP HOLDINGS LIMITED


Date: June 17, 2009                     By: /s/ Adam G. Ciongoli
                                            ---------------------
                                        Name:   Adam G. Ciongoli
                                        Title:  General Counsel